Exhibit 10.14

Joint Business Agreement (Contract Amendment)

Purpose

This Agreement shall be by and among SWA Thailand, SMark Co. Ltd, Digiwork Korea, Ratanaphon Wongnapachant and Chanikarn Lertchawalitanon for joint business. This agreement is to amend the Payment of License Fee and Exclusivity Clause, originally agreed on 8th September, 2016 and amended on 28th February, 2017 and on 31st March, 2017 between SWA Thailand, SMark Co., Ltd., Digiwork Korea, Ratanaphon Wongnapachant and Chanikarn Lertchawalitanon on July 10, 2017.

Payment of License Fees and Exclusivity

A. The Joint Corporation (Digiwork Thailand Co., Ltd) shall pay a total license fee of USD 1,100,000 to SMark/Digiwork Korea according to the schedule listed below. All the fees and expenses required for the joint corporation (SPC) shall be paid by Joint Corporation.

i.	The total license fee shall be changed from $10,000,000 to $1,100,000.

Contract Amount	$100,000
Final Payment	$1,000,000
Total	$1,100,000

ii.	The license fee payment schedule is as follows:
Date	Payment	Amount
2016.09.08.	1st Payment	$100,000
2017.08.31	2nd Payment	$1,000,000
	Total:	$1,100,000

iii.	2016.09.08 - Payment of USD 100,000

iv.	2017.08.31 – Payment of USD 1,000,000

[Signature page to follow]

A: Thailand partner

SWA Thailand

Name/Title:

__________________________________

Date:

B: Korea partner SMark Co. Ltd.

Name/Title:

__________________________________

Date:

C: Digiwork Korea

Name/Title:

__________________________________

Date:

D: Ratanaphon Wongnapachant

__________________________________

Date:

E: Chanikarn Lertchawalitanon

__________________________________

Date: